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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------

                                    FORM 8-K

                            -------------------------


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 26, 2003



                               LL&E ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


                TEXAS                                1-8518                             76-6007940
    (State or other jurisdiction of                  (Commission                         (I.R.S. Employer
     incorporation or organization)                  File Number)                       Identification No.)



      JPMORGAN CHASE BANK, TRUSTEE
      INSTITUTIONAL TRUST SERVICES
      700 LAVACA
      AUSTIN, TEXAS                                                          78701
(Address of principal executive offices)                                  (Zip Code)



       Registrant's Telephone Number, including area code: (512) 479-2502


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             99.1   LL&E Royalty Trust Press Release dated September 26, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         See Item 12.  Results of Operations and Financial Condition.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Attached as Exhibit 99.1 is a press release issued on behalf of the Registrant. The information furnished is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 LL&E ROYALTY TRUST

                                 By:  JPMorgan Chase Bank, as Trustee



                                          By: /s/ Mike Ulrich
                                              -----------------------------
                                          Name:   Mike Ulrich
                                          Title:  Vice President

Date: September 26, 2003



                                 Exhibit Index


Exhibit Number             Description
--------------             -----------

     99.1            Press Release dated September 26, 2003.